Goodwill	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Goodwill
Note 18: Goodwill
The following table presents goodwill for the years ended December 31, 2022 and 2021:

	2022	2021
Cost:
Balance as of January 1,	5,940	5,976
Acquisitions	117	-
Disposals of businesses	(36)	(16)
Translation and other, net	(139)	(20)
Carrying amount as of December 31:	5,882	5,940
Impairment test of goodwill
The Company performed its annual goodwill impairment test as of October 1, 2022. No goodwill impairment was recorded as the estimated fair value less costs of disposal of each CGU exceeded their carrying values by a substantial amount. The Company performed the test for each CGU to which goodwill was allocated and monitored by management at the date of the test. The following table shows the carrying amount of goodwill that was tested for impairment by CGU:

Cash-Generating Unit	2022
Legal Professionals	3,232
Corporates	1,380
Tax & Accounting Professionals	832
Reuters News	133
Global Print	241
Valuation Techniques
The selection and application of valuation techniques and the determination of significant assumptions requires judgment. As with previous impairment tests, the recoverable value of each CGU was based on fair value less costs of disposal, using a weighted average of the income approach and market approach. IFRS 13,
Fair Value Measurement
, defines fair value as a market-based measurement rather than an entity-specific measurement. Therefore, the fair value of the CGU must be measured using the assumptions that market participants would use rather than those related specifically to the Company. To calculate market participant assumptions, publicly available data was gathered from companies operating in businesses similar to each CGU, which includes key competitors. As certain inputs to the valuation are not based on observable market data, the recoverable value of each CGU is categorized in Level 3 of the fair value measurement hierarchy.
Income approach
The income approach is predicated upon the value of the future cash flows that a business will generate. The Company used the discounted cash flow (“DCF”) method, which involves projecting cash flows and converting them into a present value equivalent through discounting. The discounting process uses a rate of return that is commensurate with the risk associated with the business and the time value of money. This approach requires assumptions about revenue growth rates, operating margins, capital expenditures, tax rates and discount rates.
Market approach
The market approach assumes that companies operating in the same industry will share similar characteristics and that company values will correlate to those characteristics. Therefore, a comparison of a CGU to similar companies whose financial information is publicly available may provide a reasonable basis to estimate fair value. Under the market approach, fair value is calculated based on EBITDA multiples of benchmark companies comparable to the businesses in each CGU. Data for the benchmark companies was obtained from publicly available information.

Significant Assumptions
Weighting of Valuation Techniques
The Company weighted the results of the two valuation techniques noted above, consistently applied to each CGU, as follows: 60% income approach/40% market approach. The Company believes that given volatility in capital markets, it is appropriate to apply a heavier weighting to the income approach.
Cash Flow Projections
Cash flow projections were based on the Company’s internal budget. The Company projected cash flows for a period of three years and applied a perpetual growth rate thereafter, as prescribed by IAS 36,
Impairment of Assets
. To project cash flows for the three-year period, the Company considered growth in revenues and costs as well as capital expenditures. In preparing its projections, the Company considered experience, economic trends such as GDP growth and inflation as well as industry and market trends. The projections also considered the expected impact from efficiency initiatives, new product launches, customer retention, as well as the maturity of the markets in which each business operates.
Discount Rate
The Company assumed a discount rate to calculate the present value of its projected cash flows. The discount rate represented a weighted-average cost of capital (“WACC”) for comparable companies operating in similar industries as the applicable CGU, based on publicly available information. The WACC is an estimate of the overall required rate of return on an investment for both debt and equity owners and serves as the basis for developing an appropriate discount rate. Determination of the WACC requires separate analysis of the cost of equity and the cost of debt. The cost of equity reflects the long-term risk-free interest rate associated with U.S. Treasury bonds and considers a risk premium based on an assessment of risks related to the projected cash flows of each CGU.
Lower discount rates were applied to CGUs whose cash flows are expected to be less volatile due to factors such as the maturity of the market they serve and their market position. Higher discount rates were applied to CGUs whose cash flows are expected to be more volatile due to competition or participation in less stable geographic markets.
Tax Rate
The tax rates applied to the projections were based on effective tax rates of comparable companies operating in similar industries as the applicable CGU, based on publicly available information or statutory tax rates. Tax assumptions are sensitive to changes in tax laws and the jurisdictions in which profits are earned.
The key assumptions used in performing the impairment test, by CGU, are presented below:

Cash-Generating Unit	Perpetual Growth Rate (1)		Discount Rate	Tax Rate
Legal Professionals	2.5%		10.0%	26.0%
Corporates	2.5%		10.5%	26.2%
Tax & Accounting Professionals	3.0%		10.5%	27.3%
Reuters News	2.5%		12.0%	21.9%
Global Print	(5.5%	)	11.5%	26.3%
(1)  The perpetual growth rate is applied to the final year of cash flow projections.
Results and Sensitivities
As the fair value for each CGU exceeded its carrying value by a substantial amount, the sensitivity analysis demonstrated that no reasonably possible change in the perpetual growth rate, discount rate or income tax assumptions would cause the carrying a moun
ts of any CGU to exceed its recoverable amount.